================================================================================



                            SIERRA PACIFIC RESOURCES



                                     Issuer



                                    INDENTURE

                             Dated as of May 1, 2000


                              THE BANK OF NEW YORK


                                     Trustee


             Providing for the Issuance of Debt Securities in Series

================================================================================

                                             CROSS-REFERENCE TABLE


                                TIA SECTION                           INDENTURE SECTION
                                -----------                           -----------------
----------------------------------------------------------------------------------------------------------------------------------
                                 310(a)(1)                                   7.10
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                                 310(a)(2)                                   7.10
----------------------------------------------------------------------------------------------------------------------------------
                                 310(a)(3)                                   N.A.
----------------------------------------------------------------------------------------------------------------------------------
                                 310(a)(4)                                   N.A.
----------------------------------------------------------------------------------------------------------------------------------
                                 310(a)(5)                                   N.A.
----------------------------------------------------------------------------------------------------------------------------------
                                 310(b)                                   7.08; 7.10
----------------------------------------------------------------------------------------------------------------------------------
                                 310(c)                                      N.A.
----------------------------------------------------------------------------------------------------------------------------------
                                 311(a)                                      7.11
----------------------------------------------------------------------------------------------------------------------------------
                                 311(b)                                      7.11
----------------------------------------------------------------------------------------------------------------------------------
                                 312(a)                                      2.05
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                                 312(b)                                     13.03
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                                 312(c)                                     13.03
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                                 313(a)                                      7.06
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                                 313(b)(1)                                   N.A.
----------------------------------------------------------------------------------------------------------------------------------
                                 313(b)(2)                                   7.06
----------------------------------------------------------------------------------------------------------------------------------
                                 313(c)                                      7.06
----------------------------------------------------------------------------------------------------------------------------------
                                 313(d)                                      7.06
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                                 314(a)                                      4.04
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                                 314(b)                                      N.A.
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                                 314(c)(1)                                  13.04
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                                 314(c)(2)                                  13.04
----------------------------------------------------------------------------------------------------------------------------------
                                 314(c)(3)                                   N.A.
----------------------------------------------------------------------------------------------------------------------------------
                                 314(d)                                      N.A.
----------------------------------------------------------------------------------------------------------------------------------
                                 314(e)                                     13.05
----------------------------------------------------------------------------------------------------------------------------------
                                 314(f)                                      N.A.
----------------------------------------------------------------------------------------------------------------------------------
                                 314(a)                                      7.01(b)
----------------------------------------------------------------------------------------------------------------------------------
                                 315(b)                                      7.05
----------------------------------------------------------------------------------------------------------------------------------


                                TIA SECTION                           INDENTURE SECTION
                                -----------                           -----------------
----------------------------------------------------------------------------------------------------------------------------------
                                 315(c)                                       7.01(a)
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                                 315(d)                                       7.01(c)
----------------------------------------------------------------------------------------------------------------------------------
                                 315(e)                                       6.12
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                         316(a) (last sentence)                              13.06
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                                 316(a)(1)(A)                                 6.09
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                                 316(a)(1)(B)                                 6.10
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                                 316(a)(2)                                    N.A.
----------------------------------------------------------------------------------------------------------------------------------
                                 316(b)                                       6.07
----------------------------------------------------------------------------------------------------------------------------------
                                 317(a)(1)                                    6.04
----------------------------------------------------------------------------------------------------------------------------------
                                 317(a)(2)                                    6.04
----------------------------------------------------------------------------------------------------------------------------------
                                 317(b)                                       2.04
----------------------------------------------------------------------------------------------------------------------------------
                                 318(a)                                      13.01
----------------------------------------------------------------------------------------------------------------------------------


N.A.     means Not Applicable
Note: This cross-reference table is not part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                               Page

ARTICLE ONE       DEFINITIONS AND INCORPORATION BY REFERENCE                                                      1
   Section 1.01.  Definitions                                                                                     1
   Section 1.02.  Incorporation by Reference of Trust Indenture Act                                               6
   Section 1.03.  Rules of Construction                                                                           7

ARTICLE TWO       THE SECURITIES                                                                                  7
   Section 2.01.  Terms and Form                                                                                  7
   Section 2.02.  Execution and Authentication                                                                   11
   Section 2.03.  Registrar and Paying Agent                                                                     13
   Section 2.04.  Paying Agent to Hold Money in Trust                                                            14
   Section 2.05.  Securityholder Lists                                                                           14
   Section 2.06.  Transfer, Registration and Exchange                                                            14
   Section 2.07.  Replacement Securities                                                                         17
   Section 2.08.  Outstanding Securities                                                                         18
   Section 2.09.  Temporary Securities                                                                           18
   Section 2.10.  Securities in Global Form                                                                      19
   Section 2.11.  Cancellation                                                                                   19
   Section 2.12.  Defaulted Interest                                                                             20
   Section 2.13.  Persons Deemed Owners                                                                          20
   Section 2.14.  CUSIP Numbers                                                                                  21

ARTICLE THREE     REDEMPTION                                                                                     21
   Section 3.01.  Applicability of Article                                                                       21
   Section 3.02.  Notice to Trustee                                                                              21
   Section 3.03.  Selection of Securities to Be Redeemed                                                         22
   Section 3.04.  Notice of Redemption                                                                           22
   Section 3.05.  Effect of Notice of Redemption                                                                 23
   Section 3.06.  Deposit of Redemption Price or Securities                                                      24
   Section 3.07.  Securities Redeemed in Part                                                                    24

ARTICLE FOUR      COVENANTS                                                                                      25
   Section 4.01.  Payment of Securities                                                                          25
   Section 4.02.  Maintenance of Office or Agency                                                                25
   Section 4.03.  Money for Securities Payments to Be Held in Trust                                              26
   Section 4.04.  SEC Reports                                                                                    28
   Section 4.05.  Statement as to Compliance                                                                     28
   Section 4.06.  Limitations on Liens on Stock of Restricted Subsidiaries                                       29
   Section 4.07.  Limitations on Issue or Disposition of Stock of Restricted Subsidiaries                        29
   Section 4.08.  Additional Amounts.                                                                            29
   Section 4.09.  Waiver of Certain Covenants                                                                    30

                                       i

   Section 4.10.  Information Regarding Original Issue Discount                                                  30

ARTICLE FIVE      SUCCESSOR CORPORATION AND ASSUMPTION                                                           31
   Section 5.01.  When Company May Merge, etc.                                                                   31
   Section 5.02.  Successor Corporation Substituted                                                              31

ARTICLE SIX       DEFAULTS AND REMEDIES                                                                          32
   Section 6.01.  Events of Default                                                                              32
   Section 6.02.  Collection of Indebtedness by Trustee; Trustee May Prove Debt                                  34
   Section 6.03.  Application of Proceeds                                                                        36
   Section 6.04.  Suits for Enforcement                                                                          37
   Section 6.05.  Restoration of Rights on Abandonments of Proceedings                                           37
   Section 6.06.  Limitations on Suits by Securityholders                                                        37
   Section 6.07.  Unconditional Right of Securityholder to Institute Certain Suits                               38
   Section 6.08.  Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default                        38
   Section 6.09.  Control by Holders of Securities                                                               38
   Section 6.10.  Waiver of Past Defaults                                                                        39
   Section 6.11.  Trustee to Give Notice of Default, But May Withhold in Certain Circumstances                   40
   Section 6.12.  Right of Court to Require Filing of Undertaking to Pay Costs                                   40

ARTICLE SEVEN     TRUSTEE                                                                                        41
   Section 7.01.  Duties of Trustee                                                                              41
   Section 7.02.  Rights of Trustee                                                                              43
   Section 7.03.  Individual Rights of Trustee                                                                   44
   Section 7.04.  Trustee's Disclaimer                                                                           44
   Section 7.05.  Notice of Defaults                                                                             44
   Section 7.06.  Reports by Trustee to Holders                                                                  45
   Section 7.07.  Compensation and Indemnity                                                                     45
   Section 7.08.  Replacement of Trustee                                                                         46
   Section 7.09.  Successor Trustee by Merger, etc.                                                              46
   Section 7.10.  Eligibility; Disqualification                                                                  47
   Section 7.11.  Preferential Collection of Claims against Company                                              47

ARTICLE EIGHT     DISCHARGE OF INDENTURE                                                                         47
   Section 8.01.  Termination of the Company's Obligations                                                       47
   Section 8.02.  Termination of the Company's Obligations under Certain Circumstances                           48
   Section 8.03.  Application of Trust Money                                                                     50
   Section 8.04.  Repayment to Company                                                                           50
   Section 8.05.  Indemnity for Government Obligations                                                           50

ARTICLE NINE      AMENDMENTS, SUPPLEMENTS AND WAIVERS                                                            50
   Section 9.01.  Without Consent of Holders                                                                     50
   Section 9.02.  With Consent of Holders                                                                        52

                                       ii

   Section 9.03.  Compliance with Trust Indenture Act                                                            53
   Section 9.04.  Revocation and Effect of Consents                                                              53
   Section 9.05.  Notation on or Exchange of Securities                                                          54
   Section 9.06.  Trustee to Sign Amendments, etc.                                                               54

ARTICLE TEN        REPAYMENT AT THE OPTION OF HOLDERS                                                            55
   Section 10.01.  Applicability of Article                                                                      55

ARTICLE ELEVEN     CONCERNING THE SECURITYHOLDERS                                                                55
   Section 11.01.  Evidence of Action Taken by Securityholders                                                   55
   Section 11.02.  Proof of Execution of Instruments and of Holding of Securities                                56
   Section 11.03.  Holders to be Treated as Owners                                                               57
   Section 11.04.  Securities Owned by Company Deemed Not Outstanding                                            57
   Section 11.05.  Right of Revocation of Action Taken                                                           58
   Section 11.06.  Meetings of Holders                                                                           58
   Section 11.07.  Call, Notice and Place of Meetings                                                            59
   Section 11.08.  Persons Entitled to Vote at Meetings                                                          59
   Section 11.09.  Quorum; Action                                                                                59
   Section 11.10.  Determination of Voting Rights; Conduct and Adjournment of Meetings                           60
   Section 11.11.  Counting Votes and Recording Action of Meetings                                               61

ARTICLE TWELVE     SINKING FUNDS                                                                                 61
   Section 12.01.  Applicability of Article                                                                      61
   Section 12.02.  Satisfaction of Sinking Fund Payments with Securities                                         62
   Section 12.03.  Redemption of Securities for Sinking Fund                                                     62

ARTICLE THIRTEEN   MISCELLANEOUS                                                                                 63
   Section 13.01.  Trust Indenture Act Controls                                                                  63
   Section 13.02.  Notices                                                                                       63
   Section 13.03.  Communication by Holders with Other Holders                                                   65
   Section 13.04.  Certificate and Opinion as to Conditions Precedent                                            65
   Section 13.05.  Statements Required in Certificate or Opinion                                                 65
   Section 13.06.  When Treasury Securities Disregarded                                                          66
   Section 13.07.  Legal Holidays                                                                                66
   Section 13.08.  Governing Law                                                                                 66
   Section 13.09.  No Adverse Interpretation of Other Agreements                                                 66
   Section 13.10.  Successors                                                                                    66
   Section 13.11.  Duplicate Originals                                                                           67
   Section 13.12.  Securities in Foreign Currencies                                                              67

       INDENTURE dated as of May 1, 2000, between Sierra Pacific Resources, a corporation incorporated under the laws of Nevada (the "Company"), and The Bank of New York, a New York banking corporation, as trustee hereunder ("Trustee").

         Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's Securities issued hereunder:

                                    RECITALS
          The Company has authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness ("Securities") to be issued in one or more series as herein provided.

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Securities:

                                   ARTICLE ONE
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.01.  DEFINITIONS.

         "Additional Amounts" means any additional amounts which are required by a Security or by or pursuant to a Board Resolution, under circumstances specified therein, to be paid by the Company in respect of certain taxes imposed on Holders who are not United States Persons, or as otherwise specified in the terms of a Security established pursuant to Section 2.01, and which are owing to such Holders.

         "Agent" means any Registrar, Paying Agent or co-Registrar or agent for service of notice and demands. See Section 2.03.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

         "Authorized Newspaper" means a newspaper printed in the official language or in the English language of the country of publication and customarily published at least once a day on each Business Day in each calendar week and of general circulation in New York, New York or in any other place as required in this Indenture, whether or not such newspaper is published on Legal Holidays, or, with respect to the Securities of any series, such other newspaper(s), as may be specified in or pursuant to the Board Resolution of the Company or supplement to this

Indenture pursuant to which such series of Securities is issued. Whenever, under the provisions of this Indenture or such Board Resolutions, two or more publications of a notice or other communication are required or permitted, such publications may be in the same or different newspapers. If, because of temporary or permanent suspension of publication or general circulation of any newspaper or for any other reason, it is impossible or impracticable to publish any notices required by this Indenture or a Board Resolution in the manner provided, then such publication in lieu thereof or such other notice as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

         "Bankruptcy Law" shall have the meaning set forth in Section 7.07.

         "Bearer Security" means any Security in the form established pursuant to Section 2.01 which is payable to bearer.

         "Board of Directors" means the Board of Directors of the Company or the Executive Committee or any other committee of the Board of Directors duly authorized to act for the Company hereunder.

         "Board Resolution" means a copy of the resolutions certified by the Secretary or an Assistant Secretary of the Company as properly adopted by the Board of Directors of the Company and in full force and effect and delivered to the Trustee.

         "Business Day", except as may otherwise be provided in the form of Securities of any particular series pursuant to the provisions of this Indenture, with respect to any Place of Payment means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a Legal Holiday in that Place of Payment.

         "Capital Stock" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock.

         "Company" means the party named in the first paragraph of this Indenture until a successor replaces it pursuant to the Indenture and thereafter means such successor.

         "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman of the Board, the President, the Chief Financial Officer or the Treasurer thereof or any other officer specifically authorized to act by the Board of Directors of the Company as certified to the Trustee, and delivered to the Trustee.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at The Bank of New York, 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention:
Corporate Trust Administration, Re: Sierra Pacific Resources.

         "Corporation" includes corporations, associations, companies and business trusts.

         "Coupon" means any interest coupon appertaining to a Bearer Security.

          "Debt" shall have the meaning set forth in Section 4.06.

         "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

         "Discharged" shall have the meaning set forth in Section 8.02.

         "Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.

         "Event of Default" shall have the meaning set forth in Section 6.01.

         "Government Obligations" with respect to any series of Securities means direct noncallable obligations of the government which issued the currency in which the Securities of that series are denominated, noncallable obligations the payment of the principal of and interest on which is fully guaranteed by such government, and noncallable obligations on which the full faith and credit of such government is pledged to the payment of the principal thereof and interest thereon, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depositary receipt.

         "Holder" or "Securityholder" means, with respect to a Registered Security, a Person in whose name such Security is registered on the Security Register and, with respect to a Bearer Security or any coupon, the bearer thereof.

         "Indenture" means this Indenture, as it may from time to time be amended or supplemented and shall include the forms and terms of particular series of Securities established as contemplated herein.

         "Independent Public Accountants" means independent public accountants or a firm of independent public accountants who may be the independent public accountants regularly retained by the Company or who may be other independent public accountants. Such public accountants or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to the Indenture or certificates required to be provided hereunder.

         "Legal Holiday" shall have the meaning set forth in Section 13.07.

         "Lien" means any mortgage, pledge, security interest or lien, or other encumbrance of any nature whatsoever.

         "Notice of Default" shall have the meaning set forth in Section 6.01.

         "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer or Secretary thereof or any other officer specifically authorized to act by the Board of Directors of the Company.

         "Officers' Certificate" means a certificate signed by two Officers or by an Officer other than the Secretary and an Assistant Treasurer or an Assistant Secretary of the Company.

         "Opinion of Counsel" means a written opinion of legal counsel, who (except as otherwise expressly provided in this Indenture) may be an employee of or counsel to or for the Company, or any other legal counsel acceptable to the Trustee.

         "Outstanding", when used with respect to Securities or a series, shall have the meaning set forth in Section 2.08.

         "Paying Agent" shall have the meaning set forth in Section 2.03.

         "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the maturity or maturities thereof, the original issue date or dates thereof, the redemption provisions, if any, and any other terms specified as contemplated by Section
2.01 with respect thereto, are to be determined by the Company, or one or more of the Company's agents designated in an Officers' Certificate, upon the issuance of such Securities.

         "Person" means any individual, Corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" when used with respect to the Securities of any series, means the place or places where the principal of and interest and any Additional Amounts on the Securities of that series are payable as specified as provided pursuant to Section 2.01.

         "Principal" whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any," and, whenever used with reference to any Security which by its terms provides (or as to which mandatory provisions of law provide) that less than the principal amount thereof shall be due and payable upon a declaration of the acceleration of the maturity thereof, and in the contexts of such a declaration, of proving a claim under bankruptcy, insolvency or similar laws, or of determining whether the holders of the requisite aggregate principal amount of the Securities of any or all series then Outstanding have concurred in any request, demand, authorization, direction, notice, consent, waiver or other action by Securityholders hereunder, shall mean the portion of such principal amount so provided to be due and payable upon a declaration of acceleration of the maturity thereof.

         "Redemption Date" means the date fixed for redemption of any Security to be redeemed pursuant to this Indenture.

         "Redemption Price" means the principal amount of any Security to be redeemed.

         "Registered Security" means any Security registered in the Security Register.

         "Registrar" shall have the meaning set forth in Section 2.03.

         "Restricted Subsidiary" means any consolidated operating subsidiary of the Company that accounts for 10% or more of the consolidated revenues and/or assets of the Company, including but not limited to Sierra Pacific Power Company and Nevada Power Company, and any successor to all or a principal part of the business or properties of any thereof, and any other subsidiary which the Board of Directors designates as a Restricted Subsidiary.

         "SEC" means the Securities and Exchange Commission as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time after the execution of this instrument such Commission is not existing and performing the duties assigned to it under the TIA, then the body performing such duties at such time.

         "Securities" means the debt securities, as amended or supplemented from time to time pursuant to this Indenture, that are issued under this Indenture.

         "Security Register" shall have the meaning set forth in Section 2.03.

         "Subsidiary" means any corporation of which at the time of determination the Company and/or one or more Subsidiaries owns or controls directly or indirectly more than 50% of the shares of Voting Stock.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Section 77aaa-77bbbb), as amended from time to time.

         "Trustee" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means such successor.

         "Trust Officer" means any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "United States" means the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

         "U.S. Depository" or "Depository" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more global Securities, the Person designated as U.S. Depository pursuant to Section 2.01, which must be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, if so provided pursuant to Section 2.01 with respect to the Securities of any series, any successor to such Person. If at any time there is more than one such Person, "U.S. Depository" shall mean, with respect to any series of Securities, the qualifying entity which has been appointed with respect to the Securities of that series.

         "Voting Stock" means stock of a Corporation of the class or classes having general voting power under ordinary circumstances in the election of directors, managers or trustees of such Corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         "Yield to Maturity" means the yield to maturity on a series of Securities at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

         Section 1.02.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the SEC.

         "Indenture Securities" means the Securities.

         "Indenture Security Holder" means a Securityholder.

         "Indenture to be Qualified" means this Indenture.

         "Indenture Trustee" or "institutional trustee" means the Trustee.

         "Obligor" on the indenture securities means the Company or any other obligor on the Securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings thereby assigned to them.

         Section 1.03.  RULES OF CONSTRUCTION.

         Unless the context otherwise requires:

                  (1)      a term has the meaning assigned to it;

                  (2)      "or" is not exclusive;

                  (3) words in the singular include the plural, and in the plural include the singular;

                  (4) an accounting term not otherwise defined has the meaning assigned to it in accordance with United States generally accepted accounting principles; and

                  (5) the Article and Section headings herein and in the Table of Contents are for convenience only and do not constitute a part of this Indenture and shall not affect the meaning, construction or effect of this Indenture.

                                   ARTICLE TWO
                                  THE SECURITIES

         Section 2.01.  TERMS AND FORM.

         The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series of Securities and shall bear the title, interest, if any, at the rates and from the dates, shall mature at the times, may be redeemable at the prices and upon the terms, shall be denominated and payable at the place or places and in the currency or currencies (which may be other than United States dollars), including composite currencies, and shall contain or be subject to such other terms as shall be approved by or pursuant to a Board Resolution of the Company, Officers(1) Certificate, or in one or more supplements to this Indenture.

         The Securities of each series hereunder shall be in one or more forms approved from time to time by or pursuant to a Board Resolution of the Company, Officers(1) Certificate, or in one or more supplements to this Indenture establishing the following:

                  (1) the title or designation of the Securities and the series in which such Securities shall be included (which, unless such Securities constitute part of a series of Securities previously issued, shall distinguish the Securities of the series from all other Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of such title or the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.06, 2.07, 2.09 or 3.07);

                  (3) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both; any restrictions applicable to the offer, sale or delivery of Bearer Securities and the terms upon which Bearer Securities of the series may be exchanged for Registered Securities of the series; and whether any Securities of the series are to be issuable initially in global form and, if so, (i) whether beneficial owners of interests in any such global Security may exchange such interest for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section
2.09 and (ii) the name of the Depository or the U.S. Depository, as the case may be, with respect to any global Security;

                  (4) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

                  (5) if Securities of the series are to be issuable as Bearer Securities, whether interest in respect of any portion of a temporary Bearer Security in global form (representing all of the Outstanding Bearer Securities of the series) payable in respect of any date or dates prior to the exchange of such temporary Bearer Security for definitive Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such date or dates;

                  (6) the date or dates on which the principal, and premium, if applicable, of such Securities is payable;

                  (7) the rate or rates (including the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Securities shall bear interest prior to maturity and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any) at which such Securities shall bear interest, if any, or the method in which such rate or rates are determined, the date or dates from which such interest shall accrue, the dates on which such interest shall be payable and the record date for Holders entitled to the interest payable on Registered Securities on any such date, whether and under what circumstances Additional Amounts on such Securities shall be payable and, if so, whether the Company has the option to redeem the affected Securities rather than pay such Additional Amounts, and the basis upon which interest shall be calculated if other than as otherwise provided in this Indenture;

                  (8) the place or places, if any, in addition to or other than The Borough of Manhattan, The City of New York, New York where the principal of and interest on or Additional Amounts, if any, payable in respect of such Securities shall be payable;

                  (9) the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company;

                  (10) the terms of any sinking fund and the obligation, if any, of the Company to redeem or purchase such Securities pursuant to a sinking fund, at the option of a Holder thereof or otherwise and the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities;

                  (11) the denominations in which Registered Securities of the series, if any, shall be issuable, and the denominations in which Bearer Securities of the series, if any, shall be issuable, in either case if other than as otherwise provided in this Indenture;

                  (12) if other than the principal amount thereof, the portion of the principal amount of such Securities which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01;

                  (13) if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency, including composite currencies, in which payment of the principal of or interest, if any, and any Additional Amounts in respect of such Securities shall be payable and whether the Securities of the series may be discharged other than as provided in
Article 8;

                  (14) if the principal of or interest, if any, and any Additional Amounts in respect of such Securities are to be payable, at the election of the Company or a Holder thereof, in a coin or currency, including composite currencies, other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

                  (15) if the amount of payments of principal of or interest, if any, or any Additional Amounts in respect of such Securities may be determined with reference to an index, formula or other method based on a coin or currency other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined including the purpose of determining the principal amount of such Securities deemed to be outstanding at any time;

                  (16) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

                  (17) the terms, if any, pursuant to which the Securities of such series may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person.

                  (18) any events of default, other than those set forth in Section 6.01, or covenants, other than those set forth in Article 4, with respect to Securities of such series; and

                  (19) any other terms of the Securities (which terms shall not be inconsistent with the provisions of this Indenture).

         If the form of the Security of any series is approved by or pursuant to a Board Resolution of the Company, an Officers' Certificate of the Company delivered to the Trustee shall state that all conditions precedent relating to the authentication and delivery of such Security have been complied with and shall be accompanied by a copy of the Board Resolution of the Company by or pursuant to which the form of such Security has been approved. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication. Each Security may contain any other terms as are not inconsistent with the provisions of this Indenture.

         All Securities of any one series and coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except as to denomination and the rate or rates of interest, if any, the time or times at which the principal thereof may be payable, the date from which interest, if any, shall accrue and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in the Officers' Certificate hereinabove described or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

         The Securities of each series may be issued as Registered Securities without coupons or, if provided by the terms of the instrument establishing such series of Securities, as Bearer Securities, with or without coupons and, in either case, may be issued initially, temporarily or permanently in global form (as provided in Section 2.10). Unless the form of a Security for a series provides otherwise, the Registered Securities shall be issued in denominations of $1,000 or integral multiples thereof and Bearer Securities shall be issuable in the denomination of $5,000.

         Except as otherwise specified as contemplated by this Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

         Section 2.02.  EXECUTION AND AUTHENTICATION.

         An Officer of the Company shall sign the Securities and the coupons for the Company by manual or facsimile signature. The Company's seal, if any, may be reproduced on the Securities, but the Company's seal shall not be required to be included on the Securities.

         If an Officer whose signature is on a Security or coupon no longer holds that office at the time the Trustee authenticates the Security, the Security and coupon shall be valid and binding on the Company nevertheless.

         The aggregate principal amount of Securities Outstanding hereunder at any time shall be unlimited except that such Outstanding amount (exclusive of any premium) may not exceed the amount authorized from time to time by the Board of Directors of the Company and except as provided in Section 2.07. Upon receipt of a Company Order for the authentication and delivery of Securities of a series, the Trustee shall authenticate and deliver for original issue Securities of a series as to which an Officers' Certificate of the Company or a supplemental indenture has been delivered to the Trustee pursuant to Section 2.01.

         No Security or any coupon appertaining thereto shall be valid until the Trustee or the authenticating agent referred to below manually signs the certificate of authentication on the Security. Each Registered Security shall be dated the date of its authentication. Bearer Securities and any temporary Bearer Security in global form shall be dated as specified in the Officers' Certificate of the Company or in the supplements to this Indenture contemplated by Section 2.01. The signature of the Trustee or the authenticating agent referred to below shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee may appoint an authenticating agent to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate thereof.

         Except as permitted by Section 2.07, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and canceled.

         The Trustee's authentication shall be in the following form:

         Dated:

                                       Trustee's Certificate of Authentication

         This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                           [_________________________],
                                      as Trustee

                                           By__________________________
                                                Authorized Signatory

         If the forms and terms of the Securities of the series and any related coupons have been established in or pursuant to one or more Officers' Certificates as permitted by Section 2.01 and 2.02, in authenticating such Securities and accepting the additional responsibilities under this Indenture in relating to such Securities the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon an Opinion of Counsel to the effect that:

         (a) the form and terms of such Securities and coupons, if any, have been duly authorized and established pursuant to Sections 2.01 and 2.02 and comply with this Indenture, and

         (b) such Securities, when authenticated and delivered by the Trustee and issued by the Company, and such coupons, if any, when issued by the Company, in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to customary exceptions, provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of Securities of such series and that the Opinion of Counsel above may state:

                           (x)      that the forms of such Securities have
been, and the terms of such Securities (when established in accordance with such procedures as may be specified from time to time in a Company Order, all as contemplated by and in accordance with a Board Resolution or any Officers' Certificate pursuant to Section 2.01, as the case may be) will have been, duly authorized by the Company and established in conformity with the provisions of this Indenture;

                           (y)      that such Securities, together with the
coupons, if any, appertaining thereto, when (1) executed by the Company, (2) completed, authenticated and delivered by the Trustee in accordance with this Indenture, and (3) issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to customary exceptions; and

                           (z)      that all laws and requirements in respect
of the execution and delivery by the Company of such Securities have been complied with.

         (c) With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to Section 2.01 and this Section, as applicable, at or prior to the time of the first authentication of Securities of such series unless and until it has received written notification that such opinion or other documents have been superseded or revoked. In connection with the authentication and delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any rules, regulations or orders of any governmental agency or commission having jurisdiction over the Company.

                  The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders.

         Section 2.03.  REGISTRAR AND PAYING AGENT.

         The Company shall designate a Registrar who shall maintain an office or agency where Securities may be presented for registration of transfer and where each series of Registered Securities may be presented for exchange ("Registrar") and a Paying Agent who shall maintain an office or agency where Securities and coupons may be presented for payment ("Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register ("Security Register") of each series of Registered Securities and of their transfer and exchange. The Company may have one or more co-Registrars and one or more additional Paying Agents and shall maintain the Registrar or a co-Registrar and a Paying Agent in each place required by
Section 4.02. The term "Paying Agent" includes any additional paying agent. In the event that the Trustee shall not be the Registrar, it shall have the right to examine the Security Register at all reasonable times.

         The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or the Company fails to maintain an agent for service of notices, process and demands, or the Company fails to give the foregoing notice, the Trustee shall act as such.

         The Company initially appoints the Trustee to be the Registrar, Paying Agent and agent for services of notices and demands.

         Section 2.04.  PAYING AGENT TO HOLD MONEY IN TRUST.

         Each Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or any interest or Additional Amounts on the Securities, and shall notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall on or before each due date of the principal of or any interest or Additional Amounts on any Securities segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to pay to the Trustee all sums so held in trust by such Paying Agent. Upon doing so the Paying Agent shall have no further liability for the money.

         Section 2.05.  SECURITYHOLDER LISTS.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Registered Securities. If the Trustee is not the Registrar, the Company shall furnish to the Trustee from information in the possession or control of the Company (a) on or before each interest payment date, as of the relevant record date, for any series of Securities, (b) pursuant to the form of Security for each series of non-interest bearing Securities and (c) at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders, provided that if the provisions of (a) or (b) do not provide for the furnishing of such information at stated intervals of not more than six months, at least as frequently as semiannually, not later than May 15 and November 15 of each year.

         Section 2.06.  TRANSFER, REGISTRATION AND EXCHANGE.

         When a Registered Security is presented at an office or agency maintained for that series pursuant to Section 4.02 in proper form for registration of transfer with a request to register a transfer, the Registrar or co-Registrar at that office shall register the transfer as requested.

         At the option of the Securityholder, Registered Securities of any series may be exchanged upon surrender to the Registrar or a co-Registrar for Registered Securities of the same series of like aggregate principal amount, stated maturity and tenor and of other authorized denominations upon surrender at any office or agency maintained for that series pursuant to
Section 4.02.

         If so provided with respect to Securities of a series, at the option of the Holder, Bearer Securities of any such series may be exchanged for Registered Securities of the same series containing identical terms and provisions, of any authorized denominations and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any office or agency maintained for that series pursuant to Section 4.02, with all unmatured coupons and all matured coupons appertaining thereto in default.
If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent for that series harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent for that series any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that except as otherwise provided in Section 4.02, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency maintained for that series pursuant to Section 4.02 in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on any record date for the payment of interest and any Additional Amounts thereon and before the opening of business at such office or agency on the relevant payment date therefor, such Bearer Security shall be surrendered without the coupon relating to such payment date or proposed date of payment, as the case may be (or if such coupon is so surrendered with such Bearer Security, such coupon shall be returned to the person so surrendering the Bearer Security), and interest will not be payable on such payment date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

         Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Registrar or co-Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by the Holder thereof or his attorney duly authorized in writing. To permit transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's or co-Registrar's request.

         Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 2.01, any global Security shall be exchangeable only if (i) the Securities Depository is at any time unwilling, unable or ineligible to continue as Securities Depository and a successor Depository is not appointed by the Company within 90 days of the date the Company and the Trustee is so informed in writing, (ii) the Company executes and delivers to the Trustee a Company Order to the effect that such global Security shall be so exchangeable, or (iii) an Event of Default has occurred and is continuing with respect to the Securities. If the beneficial owners of interests in a global Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of any authorized form and denomination, as specified as contemplated by Section 2.01, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Securities shall be surrendered from time to time by the U.S. Depository or such other Depository as shall be specified in the Company Order with respect thereto, and in accordance with instructions given to the Trustee and the U.S. Depository or such Depository, as the case may be, which instructions shall be in writing but need not be accompanied by an Officers' Certificate of the Company or an Opinion of Counsel, as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such global Security to be exchanged which shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof (unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, in which case the definitive Securities exchanged for the global Security shall be issuable only in the form in which the Securities are issuable, as specified as contemplated by Section 2.01); provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date; and provided, further, that (unless otherwise specified as contemplated by Section 2.01) no Bearer Security delivered in exchange for a portion of a global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such global Security shall be returned by the Trustee to such depository or the U.S. Depository referred to above in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of a global Security after the close of business at the office or agency where such exchange occurs on any record date for the payment of interest or any Additional Amounts thereon, and before the opening of business at such office or agency on the relevant payment date therefor, interest and any Additional Amounts in respect of such Registered Security will not be payable on such payment date, but will be payable on such payment date only to the Person to whom interest or any Additional Amounts in respect of such portion of such global Security is payable in accordance with the provisions of this Indenture.

         No service charge shall be made for any registration of transfer or exchange, or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.09, 3.07 or 9.05 not involving any transfer.

         The Company and the Trustee shall not be required (a) to issue, register the transfer of, or exchange any Securities of any series for a period of 15 days next preceding the day of any selection of Securities of such series to be redeemed pursuant to Section 3.03, or (b) to register the transfer of or exchange any Securities of any series selected, called or being called for redemption in whole or in part except, in the case of any Registered Security to be redeemed in part, the portion thereof not so to be redeemed or (c) to exchange any Bearer Security so selected for redemption except, to the extent provided with respect to Securities of a series, that such a Bearer Security may be exchanged for a Registered Security of that series, provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities endorsed thereon surrendered upon such registration of transfer or exchange.

         Section 2.07.  REPLACEMENT SECURITIES2.08


         If the Holder of a mutilated or defaced Security or a Security with a mutilated or defaced coupon appertaining to it surrenders such Security to the Trustee or if the Holder of a Security presents evidence to the satisfaction of the Company and the Trustee that the Security has been lost, destroyed or wrongfully taken or that a coupon has been lost, stolen or wrongfully taken and surrenders the Security to which such coupon appertains with all appurtenant coupons not so lost, stolen or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of the same series and of like tenor, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security. In case any such mutilated, defaced, lost, destroyed or wrongfully taken Security or coupon has or is about to become due and payable, the Company may pay the Security or coupon instead of issuing a new Security or coupon; provided, however, that payment of principal of and any interest on and Additional Amounts with respect to Bearer Securities shall, except as otherwise provided in Section 4.02, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 2.01, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto. If required by the Trustee or the Company, an indemnity bond must be provided which is sufficient in the judgment of the Company and the Trustee to protect the Company and the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge the Holder for their fees and expenses in replacing a Security and for payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         Every replacement Security of any series, with its coupons, if any, is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued under this Indenture.

         Section 2.08.  OUTSTANDING SECURITIES.

         Securities Outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it and those described in this Section. A Security does not cease to be Outstanding because the Company or one of its Affiliates holds the Security except as provided in Section 13.06.

         If a Security is replaced pursuant to Section 2.07, it ceases to be Outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If the Paying Agent holds on a Redemption Date or maturity date money sufficient to pay Securities payable on that date, then on and after that date such Securities cease to be Outstanding and interest on them ceases to accrue, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

         If the Company is deemed to be discharged from its obligations with respect to the Securities of any series pursuant to Section 8.01 or 8.02, the Securities of such series shall cease to be Outstanding.

         In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to
Section 6.01, as adjusted pursuant to Section 13.12 if applicable.

         Section 2.09.  TEMPORARY SECURITIES.

         Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities and, if Bearer Securities, temporary coupons shall be substantially in the form of definitive Securities and, if Bearer Securities, definitive coupons but may have variations in form that the Company considers appropriate for temporary Securities. In the case of Bearer Securities of any series, such temporary Securities may be in global form representing all of the Outstanding Bearer Securities of such series. Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions thereof), without unreasonable delay, the Company shall prepare definitive Securities (accompanied by any unmatured coupons pertaining thereto) of like tenor as the temporary Securities.

         After the preparation of definitive Securities of a series, the temporary Securities of such series shall be exchangeable upon request for definitive Securities of such series containing identical terms and provisions upon surrender of the temporary Securities of such series at an office or agency of the Company maintained for such purpose pursuant to
Section 4.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series containing identical terms and provisions; provided, however, that no definitive Bearer Security, except as provided pursuant to Section 2.01, shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth therein. Unless otherwise specified as contemplated by
Section 2.01 with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         Section 2.10.  SECURITIES IN GLOBAL FORM.

         If Securities of a series are issuable in global form, any such Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein.

         Section 2.11.  CANCELLATION.

         The Company at any time may deliver Securities or coupons to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment and all coupons surrendered for payment. The Trustee shall cancel all Securities surrendered for transfer, exchange, payment or cancellation and all coupons surrendered for payment and return such canceled Securities to the Company upon Company Order, provided, however, that the Trustee shall dispose of canceled Securities in accordance with its procedures for the disposition of canceled securities in effect as of the date of such disposition unless the Company directs their return to the Company. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation.

         Section 2.12.  DEFAULTED INTEREST.

         If the Company defaults in a payment of interest or any Additional Amounts on any series of Registered Securities, the Company shall pay the defaulted interest and any Additional Amounts to Persons who are Holders of Registered Securities of such series in any lawful manner. The Company may also pay the defaulted interest to the persons who are Security holders on a subsequent special record date in the following manner. The Company shall fix the special record date (which shall be between 10 and 30 days before the payment date) for the payment of such defaulted interest and any Additional Amounts on such Securities and the payment date for such defaulted interest. At least 15 days before the special record date, the Company shall mail each Holder of Registered Securities, with a copy to the Trustee, a notice that states the special record date, the payment date and the amount of defaulted interest and any Additional Amounts to be paid, provided the Company has made arrangements satisfactory to the Trustee for payment of the aggregate amount to be paid on such payment date. On such payment date the Trustee shall pay out of funds provided by the Company such defaulted interest and any Additional Amounts. In case a Bearer Security of any series is surrendered at the office or agency of the Company maintained pursuant to Section 4.02 in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any special record date and before the opening of business at such office or agency on the related proposed date for payment of defaulted interest and any Additional Amounts, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and defaulted interest and any Additional Amounts will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon on or after such payment date in accordance with the provisions of this Indenture. The Company may pay defaulted interest and any Additional Amounts in any other lawful manner.

         Section 2.13.  PERSONS DEEMED OWNERS.

         Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the absolute owner of such Registered Security for the purpose of receiving payments of principal of and (subject to Sections 2.06 and 4.01) interest on and Additional Amounts with respect to such Registered Security and for all other purposes whatsoever, whether or not such Registered Security shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Section 2.14.  CUSIP NUMBERS.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders, provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE THREE
                                    REDEMPTION

         Section 3.01.  APPLICABILITY OF ARTICLE.

         This Article shall apply to the Securities of each series, if any, that by their terms are subject to redemption at the option of the Company or pursuant to the operation of a sinking fund or otherwise are required to be redeemed pursuant to the terms of the Securities. If the terms of any Security shall conflict with any provision of this Article, the terms of such Security shall govern.

         Section 3.02.  NOTICE TO TRUSTEE.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. If the Company wants to redeem Securities of any series in whole or in part pursuant to the terms of the Securities of that series, the Company shall notify the Trustee of the Redemption Date therefor and the principal amount and other terms and provisions of the Securities to be redeemed. Each such notice shall be accompanied by an Officers' Certificate of the Company stating that any conditions to such redemption as provided in such Security and in this Article have been complied with. If the Company elects to redeem less than all of the Securities of a series with the same terms and provisions, the Company shall notify the Trustee of such Redemption Date and of the principal amount of such Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 3.03.

         If Securities of any series by their terms are redeemable pursuant to the operation of a sinking fund or pursuant to another mandatory redemption provision of the Securities, the Company shall notify the Trustee by an Officers' Certificate of the amount of the next sinking fund payment or amount required to satisfy such mandatory redemption payment and the portion of such payment which is to be satisfied by delivering and crediting Securities of the same series pursuant to Section 3.06.

         If the Company wants to reduce, pursuant to the terms of such Securities, the principal amount of Securities to be redeemed, it shall notify the Trustee by Officers' Certificate of the amount of the reduction and the basis for it. If the Company wants to credit against any such redemption Securities of the same series it has not previously delivered to the Trustee for cancellation, it shall deliver the Securities with such Officers' Certificate.

         The Company shall give each notice and an Officers' Certificate provided for in this Section at least 45 days before the applicable Redemption Date (unless shorter notice is satisfactory to the Trustee or a shorter or longer notice is required by the applicable Security).

         Section 3.03.  SELECTION OF SECURITIES TO BE REDEEMED.

         If less than all the Securities of a series with the same terms and provisions are to be redeemed, the Trustee shall select the Securities to be redeemed by a method the Trustee considers fair and appropriate. The Trustee shall make the selection from such Securities Outstanding not previously called for redemption. The Trustee may select for redemption portions of the principal of Registered Securities of such series that have denominations larger than the minimum authorized denominations for Registered Securities of that series. Securities and portions thereof the Trustee selects shall be in amounts equal to the smallest authorized denominations or an integral multiple thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Registered Securities called for redemption.

         The Trustee shall promptly notify the Company and the Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

         Section 3.04.  NOTICE OF REDEMPTION.

         At least 30 days but not more than 60 days before a Redemption Date (unless a shorter or longer period is specified in the Securities to be redeemed), the Company shall give notice of such redemption to the Holders of the Securities to be redeemed as a whole or in part, with a copy to the Trustee, with respect to Registered Securities, by mailing a notice of such redemption by first-class mail to each Holder of Registered Securities to be redeemed and, with respect to

Bearer Securities, by publishing in an Authorized Newspaper notice of such redemption on two separate days.

         The notice shall identify the Securities to be redeemed and shall state:

                  (1)      the Redemption Date;

                  (2) the Redemption Price, including premium, if any, accrued interest and Additional Amounts, if any;

                  (3) if less than all Securities of a series Outstanding are to be redeemed, the identification (and, if any Security is to be redeemed in part, the principal amount) of the particular Securities to be redeemed;

                  (4) the name or names and address or addresses of the Paying Agent;

                  (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price, including premium, if any, accrued interest and Additional Amounts, if any;

                  (6) that interest on Securities called for redemption ceases to accrue on and after the Redemption Date;

                  (7) that the redemption is pursuant to a sinking fund, if such is the case;

                  (8) the Place or Places of Payment where such Securities are to be surrendered for payment for the Redemption Price;

                  (9)      the CUSIP number, if any, of the Securities; and

                  (10) such other matters as the Company shall deem desirable or appropriate.

         At the Company's request delivered to the Trustee at least 15 days prior to the date proposed for the giving of such notice, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

         Section 3.05.  EFFECT OF NOTICE OF REDEMPTION.

         Once notice of redemption is given pursuant to Section 3.04, Securities called for redemption shall become due and payable on the Redemption Date therefor and at the applicable Redemption Price. Any failure to mail notice of redemption or any defect therein shall not affect the redemption of any other Securities called for redemption. Upon surrender to the Paying Agent for such Securities of such Securities together with all unmatured coupons, if any, appertaining thereto, such Securities shall be paid at the applicable Redemption Price, plus accrued interest to the Redemption Date and any Additional Amounts payable with respect thereto; provided, however, that any regular payment of interest and any Additional Amounts payable with respect thereto becoming due on the Redemption Date shall be payable, in the case of Bearer Securities, to bearers of the coupons for such interest and Additional Amounts upon surrender thereof and in the case of Registered Securities to the Holders of such Securities in accordance with their terms.

         If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of each missing coupon or coupons may be waived by the Company and the Trustee if there shall be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent for such Security harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent for such Security any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest (and any Additional Amounts) represented by coupons shall be payable only upon presentation and surrender of these coupons at an office or agency located outside of the United States except as otherwise provided in Section 4.02.

         Section 3.06.  DEPOSIT OF REDEMPTION PRICE OR SECURITIES.

         By 10:00 a.m. New York City time, on or before the Redemption Date, the Company shall deposit with the applicable Paying Agent (or if the Company is its own Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of and accrued interest and Additional Amounts, if any, on all Securities to be redeemed on that date.

         If any Security by its terms permits any sinking fund payment obligation to be satisfied by delivering and crediting Securities, the Company shall deliver such Securities to the Trustee for crediting against such payment obligation in accordance with the terms of such Securities and this Indenture.

         Section 3.07.  SECURITIES REDEEMED IN PART.

         Upon surrender of a Security that is redeemed in part at any office or agency maintained by the Company pursuant to Section 4.02, the Company shall execute and Trustee shall authenticate for the Holder a new Security of the same series equal in principal amount to the unredeemed portion of the Security surrendered.

         If a Security in global form is surrendered upon redemption in part, the Company shall execute, and the Trustee shall authenticate and deliver to the U.S. Depository or other Depository for such Security in global form as shall be specified in the Company Order to the Trustee with respect thereto, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.

                                  ARTICLE FOUR
                                   COVENANTS

         Section 4.01.  PAYMENT OF SECURITIES.

         The Company shall pay the principal of and any interest or Additional Amounts, if any, and premium, if any, on the Securities of each series on the dates and in the manner provided in the Securities, any coupons appertaining thereto and this Indenture. At the Company's option, it can pay any interest or Additional Amounts, if any, or premium, if any, on Registered Securities of any series by mailing checks or drafts to the Holders of such Securities at their addresses as shown in the Security Register. Any interest due on and any Additional Amounts payable in respect of Bearer Securities on or before their maturity, in respect of the principal of such a Security shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

         The Company shall pay interest on overdue principal of any Security at the rate borne by such Security; it shall pay interest on overdue installments of interest or Additional Amounts, if any, or premium, if any, at the same rate to the extent lawful.

         In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any record date established to determine the Person to whom interest or Additional Amounts are payable on the next following interest payment date therefor and before the opening of business (at such office or agency) on such interest payment date, such Bearer Security shall be surrendered without the coupon relating to such interest payment date and interest will not be payable on such interest payment date in respect of the Registered Security issued in exchange of such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

         Section 4.02.  MAINTENANCE OF OFFICE OR AGENCY.

         The Company shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series (but not Bearer Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States) may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.

        If Securities of a series are issuable as Bearer Securities, the Company shall maintain, subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for such series which is located outside the United States where Securities of such series and the related coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Securities of such series); provided, however, that if the Securities of such series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent in London, Luxembourg or any other city so required located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Bearer Securities of that series) at the place specified for that purpose pursuant to Section 2.01.

         Except as otherwise provided in the form of Bearer Security of any particular series pursuant to the provisions of this Indenture, no payment of principal or interest or Additional Amounts on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, payment of principal of and interest in U.S. dollars (including Additional Amounts payable in respect thereof) on any Bearer Security may be made at the office of the Paying Agent in the Borough of Manhattan, The City of New York, New York, if (but only if) payment of the full amount of such principal, interest or Additional Amounts at all offices outside the United States maintained for that purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

         The Company may from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         Section 4.03.  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it shall, on or before each due date of the principal of, or interest or Additional

Amounts on, any of the Securities of that series, segregate and hold in trust for the benefit of the Person entitled thereto a sum sufficient to pay the principal or interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, by 10:00 a.m. New York City time, on or prior to each due date of the principal of, or interest or Additional Amounts on, any Securities of that series, deposit with any Paying Agent a sum sufficient to pay the principal or interest and Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, interest or Additional Amounts, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.

         The Company shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                  (1) hold all sums held by it for the payment of the principal of or interest or any Additional Amounts on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any Default by the Company in the making of any payment of principal or interest or any Additional Amounts on the Securities of that series; and

                  (3) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Except as otherwise provided in the form of Securities of any particular series pursuant to the provisions of this Indenture, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest or any Additional Amounts on any Security of any series and remaining unclaimed for one year after such principal or interest has or Additional Amounts have become due and payable shall be paid to the Company upon receipt of a Company Order to that effect, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment or to be mailed to Holders of Registered Securities, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing nor shall it be later than one year after such principal or interest or Additional Amount has become due and payable, any unclaimed balance of such money then remaining shall be repaid to the Company.

         Section 4.04.  SEC REPORTS.

         The Company shall file with the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. The Company also shall comply with the other provisions of TIA Section 314(a).

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         Section 4.05.  STATEMENT AS TO COMPLIANCE.

         (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, commencing April 30, 2001 (no more than one year after closing), a written statement, which need not comply with
Section 13.05 hereof, signed by a principal executive officer, principal financial officer or principal accounting officer, stating, as to the signer thereof, that

                  (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

                  (2) to the best of his knowledge, based on such review, (a) the Company has fulfilled its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

         (b) The Company shall deliver to the Trustee, as soon as possible and in any event within ten days after the Company obtains knowledge of the occurrence thereof, written notice of any Default and the action which the Company proposes to take with respect thereto.

         Section 4.06.  LIMITATIONS ON LIENS ON STOCK OF RESTRICTED
SUBSIDIARIES.

         The Company will not, and will not permit any Restricted Subsidiary to, issue, assume or guarantee any debt for money borrowed (hereafter in this Section referred to as "Debt") secured by a mortgage, security interest, pledge, lien or other encumbrance upon any shares of stock of any Restricted Subsidiary (whether such shares of stock are now owned or hereafter acquired) without in any such case effectively providing concurrently with the issuance, assumption or guarantee of any such Debt that the Securities (together with, if the Company shall so determine, any other indebtedness of or guarantee by the Company ranking equally with the Securities and then existing or thereafter created) shall be secured equally and ratably with such Debt.

         Section 4.07. LIMITATIONS ON ISSUE OR DISPOSITION OF STOCK OF RESTRICTED SUBSIDIARIES.

         The Company will not, and will not permit any Restricted Subsidiary to, issue, sell, assign, transfer or otherwise dispose of, directly or indirectly, any of the Capital Stock (other than nonvoting preferred stock) of any Restricted Subsidiary (except to the Company or to one or more Restricted Subsidiaries or for the purpose of qualifying directors); provided, however, that this covenant shall not apply if:

                  (1) all or any part of such Capital Stock is sold, assigned, transferred or otherwise disposed of in a transaction for consideration which is at least equal to the fair value of such Capital Stock, as determined by the Board of Directors (acting in good faith); or

                  (2) the issuance, sale, assignment, transfer or other disposition is required to comply with the order of a court or regulatory authority of competent jurisdiction, other than an order issued at the request of the Company or of one of its Restricted Subsidiaries.

         Section 4.08.  ADDITIONAL AMOUNTS.

         If any Securities of a series provide for the payment of Additional Amounts, the Company agrees to pay to the Holder of any such Security or any Coupon appertaining thereto Additional Amounts as provided in or pursuant to this Indenture or such Securities, and to notify the Trustee in writing of any such payment and the record date thereof. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of Additional Amounts in those provisions hereof where such express mention is not made.

         Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first interest payment date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, or interest on the Securities of such series shall be made to Holders of Securities of such series or the Coupons appertaining thereto who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of such series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons, and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

         Section 4.09.  WAIVER OF CERTAIN COVENANTS.

         The Company may omit in any particular instance, to comply with any covenant or condition set forth in Sections 4.06 or 4.07, if before or after the time for such compliance the Holders of at least a majority in principal amount of all Outstanding Securities, and the Holders of at least a majority in principal amount of the Outstanding Securities of each series to be affected, shall either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

         Section 4.10.  INFORMATION REGARDING ORIGINAL ISSUE DISCOUNT.

         The Company shall provide to the Trustee on a timely basis such information as the Trustee requires to enable the Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders of Discount Securities relating to original issue discount, including, without limitation, Form 1099-OID or any successor form.

                                  ARTICLE FIVE
                     SUCCESSOR CORPORATION AND ASSUMPTION

         Section 5.01.  WHEN COMPANY MAY MERGE, ETC.

         The Company shall not consolidate with or merge into, or sell, lease (for a term extending beyond the last stated maturity of the Securities then Outstanding) or convey all or substantially all of its assets to, another Person unless the successor or transferee Person expressly assumes by supplemental indenture, in form satisfactory to the Trustee, all the obligations of the Company with respect to the Securities and this Indenture, and the Company or successor Corporation, as the case may be, (i) shall be a Corporation organized under the laws of one of the states in the United States and (ii) shall not, immediately after such consolidation or merger or sale, lease or conveyance, be in default in the performance of any covenant or condition with respect to the Securities or the Indenture. The Company shall deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture. Thereafter all such obligations of the predecessor corporation shall terminate.

         Section 5.02.  SUCCESSOR CORPORATION SUBSTITUTED.

         Upon any consolidation or merger, or any sale, lease or conveyance of all or substantially all of the assets of the Company in accordance with
Section 5.01, the successor Corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Corporation had been named as the Company herein.

         Section 5.03.  LIMITATION.

         Nothing in this Indenture shall be deemed to prevent or restrict:
(a) any consolidation or merger after the consummation of which the Company would be the surviving or resulting entity or any conveyance or other transfer or lease of any part of the properties of the Company which does not constitute the entirety, or substantially the entirety, thereof; or (b) the approval by the Company of, or the consent by the Company to, any consolidation or merger to which any Restricted Subsidiary (or any other subsidiary or affiliate of the Company) may be a party or any conveyance, transfer or lease by any Subsidiary (or any such other subsidiary or affiliate) of any of its assets.

                                   ARTICLE SIX
                              DEFAULTS AND REMEDIES

         Section 6.01.  EVENTS OF DEFAULT.

         An "Event of Default" occurs with respect to the Securities of any series upon:

         (a) default in the payment of any installment of interest upon or any Additional Amounts payable in respect of any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

         (b) default in the payment of all or any part of the principal on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise (except the failure to make payment when due and payable if such failure results solely from nonpayment by reason of mistake, oversight or transfer difficulties and does not continue beyond 3 Business Days after the day on which such payment is due and payable); or

         (c) default in the payment of any sinking fund installment as and when the same shall become due and payable by the terms of the Securities of such series (except the failure to make payment when due and payable if such failure results solely from nonpayment by reason of mistake, oversight or transfer difficulties and does not continue beyond 3 Business Days after the day on which such payment is due and payable); or

         (d) default in the performance, or breach, of any covenant or warranty of the Company in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities (determined pursuant to Section 2.08) of all series affected thereby, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (e) a court having jurisdiction in the premises entering a decree or order for relief in respect of the Company in an involuntary case under the Bankruptcy Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

         (f) the Company commencing a voluntary case under any applicable Bankruptcy Law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver,

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

liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property, or making any general assignment for the benefit of creditors; or

         (g) any other Event of Default provided in the supplemental indenture or Board Resolutions under which such series of Securities is issued or in the form of Security for such series.

         If an Event of Default described in clause (a), (b), (c) or (d) above (if the Event of Default under clause (d) is with respect to less than all series of Securities then Outstanding) occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series and the interest accrued thereon and Additional Amounts payable in respect thereof, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in Clause (d) (if the Event of Default under clause (d) is with respect to all series of Securities then Outstanding), (e) or (f) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal (or, if any Securities are Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then Outstanding and interest accrued thereon and Additional Amounts payable in respect thereof, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

         The foregoing provisions, however are subject to the condition that if, at any time after the principal (or, if the Securities are Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon and any Additional Amounts payable in respect of all the Securities of such series (or of all the Securities, as the case may be) and the principal of any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest or any Additional Amounts, at the same rate as the rate of interest or Yield to Maturity (in the case of Discount Securities) specified in the Securities of such series (or at the respective rates of interest or Yields to Maturity of all the securities, as the case may be, to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein -- then the Holders of a majority in aggregate principal amount of all the Securities of such series, each series voting as a separate class (or of all the Securities, as the case may be, voting as a single class) then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

         For all purposes under this Indenture, if a portion of the principal of any Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Discount Securities.

         Section 6.02. COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAY PROVE DEBT.

         The Company covenants that (a) in the case default shall be made in the payment of any installment of interest on or any Additional Amounts payable in respect of any of the Securities of any series when such interest or Additional Amounts shall have continued for a period of 30 days or (b) in case principal shall have become due and payable, and such default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series, or upon any redemption or by declaration or otherwise -- then, upon demand of the Trustee, the Company will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series, and such coupons, for principal, interest or Additional Amounts, if any, as the case may be (with interest to the date of such payment upon the overdue installments of interest or any Additional Amounts at the same rate as the rate of interest or Yield to Maturity (in the case of Discount Securities) specified in the Securities of such series); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and predecessor Trustee except as a result of its negligence or bad faith.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceeding at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

         In case there shall be pending proceedings relative to the Company or any other obligor upon the Securities under Bankruptcy Law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Company or other obligor upon the Securities or any series, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (a) to file and prove a claim or claims for the whole amount of principal, interest (or, if the Securities of any series are Discount Securities, such portion of the principal amount as may be specified in the terms of such series) and any Additional Amounts owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Company or other obligor upon the Securities of any series, or to the creditors or property of the Company or such other obligor,

         (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

         (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the trustee and each predecessor Trustee except as a result of negligence or bad faith and all other amounts due to the Trustee or any predecessor Trustee under this Indenture.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series or coupons appertaining to such Securities, may be enforced by the Trustee without the possession of any of the Securities of such series or coupons appertaining to such Securities or the production thereof at any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities or of coupons appertaining to such Securities in respect of which action was taken.

         In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities or coupons appertaining to such Securities in respect to which such action was taken, and it shall not be necessary to make any Holders of such Securities or coupons appertaining to such Securities parties to any such proceedings.

         Section 6.03.  APPLICATION OF PROCEEDS.

         Any moneys collected by the Trustee pursuant to this Article with respect to the Securities of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal, interest or any Additional Amounts, upon presentation of the several Securities and coupons appertaining to such Securities in respect of which monies have been collected and stamping (or otherwise noting) thereof the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid.

         FIRST: to the Trustee and any predecessor Trustee for amounts due under Section 7.07.

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

         SECOND: to the Holders of Securities of such series or coupons appertaining thereto for amounts due and unpaid on the Securities and coupons for principal, interest and Additional Amounts, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities and coupons for principal, interest and Additional Amounts, respectively; and

         THIRD:  to the Person or Persons lawfully entitled thereto.

         Section 6.04.  SUITS FOR ENFORCEMENT.

         In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         Section 6.05.  RESTORATION OF RIGHTS ON ABANDONMENTS OF PROCEEDINGS.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discounted or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

         Section 6.06.  LIMITATIONS ON SUITS BY SECURITYHOLDERS.

         No Holder of any Security of any series or of any coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of a Continuing Event of Default, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and the Holders of a majority in principal amount of the outstanding Securities [of such series] shall have not given the Trustee a direction inconsistent with such request, it being understood and intended, and being expressly covenanted by the taker and Holder of every Security or coupon with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series or coupons appertaining to such Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities or coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series and coupons appertaining to such Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 6.07. UNCONDITIONAL RIGHT OF SECURITYHOLDER TO INSTITUTE CERTAIN SUITS.

         Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security or coupon to receive payment of the principal of, interest on and any Additional Amounts in respect of such Security or coupon on or after the respective due dates expressed in such Security or coupon, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

         Section 6.08. POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT.

         Except as provided in Section 6.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         No delay or omission of the Trustee or of any Holder of Securities or coupons to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 6.06, every power and remedy given by this Indenture or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Securities or coupons.

         Section 6.09.  CONTROL BY HOLDERS OF SECURITIES.

         The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 6.01) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of two or more directors or responsible officers of the Trustee, which may include Trust Officers, shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

         Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

         Section 6.10.  WAIVER OF PAST DEFAULTS.

         Prior to the declaration of the acceleration of the maturity of the Securities of any series as provided in Section 6.01, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding may on behalf of the Holders of all the securities of such series waive any past default or Event of Default described in clause
(c) of Section 6.01 (or, in the case of an event specified in clause (d) of Section 6.01 which relates to less than all series of Securities then Outstanding, the Holders of a majority in aggregate principal amount of the Securities then Outstanding affected thereby (each series voting as a separate class) may waive any such default or Event of Default, or, in the case of an event specified in clause (d) (if the Event of Default under clause (d) relates to all series of Securities then Outstanding), (e) or (f) of Section 6.01 the Holders of Securities of a majority in principal amount of all the Securities then Outstanding (voting as one class) may waive any such default or Event of Default), and its consequences except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Company, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         Section 6.11. TRUSTEE TO GIVE NOTICE OF DEFAULT, BUT MAY WITHHOLD IN CERTAIN CIRCUMSTANCES.

         The Trustee shall, within ninety days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series known to the Trustee (i) if any Bearer Securities of that series are then Outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Place of Payment,
(ii) if any Bearer Securities of that series are then Outstanding, to all Holders thereof who have filed their names and addresses with the Trustee, by mailing such notice to such Holders at such addresses and (iii) to all Holders of then Outstanding Registered Securities of that series, by mailing such notice to such Holders at their addresses as they shall appear in the registry books, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "defaults") for the purpose of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or interest or Additional Amounts, if any, on any of the Securities of such series or in the payment of any sinking or purchase fund installment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee comprised of two or more directors or trustees and/or responsible officers of the Trustee, which may include Trust Officers, in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

         Section 6.12. RIGHT OF COURT TO REQUIRE FILING OF UNDERTAKING TO PAY COSTS.

         All parties to this Indenture agree, and each Holder of any Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit (other than the Trustee) of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of such series, or, in the case of any suit relating to or arising under clause (d) of Section 6.01 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities Outstanding affected thereby, or in the case of any suit relating to or arising under clause (d) (if the suit under clause
(d) relates to all the Securities then Outstanding), (e) or (f) of Section 6.01, 10% in aggregate principal amount of all Securities Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security or any date fixed for redemption.

         The Holders of a majority in principal amount of the Outstanding Securities of such series by notice to the Company and the Trustee may rescind an acceleration and its consequences if (i) all existing Events of Default with respect to the Securities of such series, other than the non-payment of the principal of the Securities which have become due solely by such declaration of acceleration, have been cured or waived, (ii) the Company has paid or deposited with the Trustee a sum sufficient to pay the whole amount then due and payable on such Securities and any coupons appertaining thereto for principal and interest and Additional Amounts, if any, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest or any Additional Amounts, at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and (iii) the rescission would not conflict with any judgment or decree. No such rescission shall have any effect on any subsequent default or impair any right consequent thereon.

         Section 6.13      WAIVER OF STAY OR EXTENSION LAWS.

         The Company (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SEVEN
                                     TRUSTEE

         Section 7.01.  DUTIES OF TRUSTEE.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers hereunder and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b)      Except during the continuance of an Event of Default:

                  (1) The Trustee shall perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants of obligations shall be read into this Indenture against the Trustee.

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

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (1) This paragraph does not limit the effect of paragraph (b) of this Section.

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers of the Trustee, which may include Trust Officers, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.09.

                  (4) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability other than for its own negligence, willful misconduct or bad faith, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

         (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

         (f) Money held by the Trustee in trust hereunder need not be segregated except to the extent required by law. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company.

         (g) The Trustee shall not be liable with respect to any action taken or omitted to be taken or with respect to exercising any trust or power conferred upon the Trustee, under this Indenture, by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series given pursuant to Section
6.09 of this Indenture, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee; and

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

         Every provision in this Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the Trust Indenture Act.

         Section 7.02.  RIGHTS OF TRUSTEE.

         Except as provided in Section 7.01:

         (a) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper Person or Persons. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate of the Company or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith and in reliance on such Officers' Certificate or Certificates or Opinion of Counsel.

         (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

         (e) Any demand, request, direction or notice from the Company mentioned herein shall, unless otherwise specifically provided, be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

         (f) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel, shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, to the extent necessary and consistent with each inquiry or investigation, the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

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

         (h) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

         (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

         (j) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles or officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         Section 7.03.  INDIVIDUAL RIGHTS OF TRUSTEE.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities or coupons and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, must comply with Sections 7.10 and 7.11.

         Section 7.04.  TRUSTEE'S DISCLAIMER.

         The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities; it shall not be accountable for the Company's use of the Securities or the proceeds from the Securities; and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

         Section 7.05.  NOTICE OF DEFAULTS.

         If a Default occurs and is continuing with respect to Securities and if it is actually known to the Trustee, the Trustee shall give to each Holder of Securities of any series to which such Default relates, in the manner and to the extent provided in TIA Section 313(c), and otherwise as provided in
Section 13.02 of this Indenture, notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest or Additional Amounts, if any, on a Security of any series, or in the payment of any sinking or purchase fund installment, the Trustee may withhold the notice if and so long as the board of directors of the Trustee, the executive committee or a trust committee of directors and/or of responsible officers, which may include Trust Officers, of the Trustee in good faith determines that withholding the notice is in the interests of Holders of Securities of such series or the coupon appertaining thereto.

         Section 7.06.  REPORTS BY TRUSTEE TO HOLDERS.

         Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b)(2). Reports to Holders pursuant to this Section 7.06 shall be transmitted in the manner and to the extent provided in TIA Section 313(c).

         A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which any Securities are listed.

         The Company agrees to notify the Trustee whenever the Securities of any series become listed on any stock exchange or any delisting thereof.

         Section 7.07.  COMPENSATION AND INDEMNITY.

         The Company shall pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a Trustee of an express trust). The Company shall reimburse the Trustee and any predecessor Trustee upon request for all reasonable out-of-pocket expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel. The Company shall indemnify each of the Trustee and any predecessor Trustee and their agents against any loss damage claim, expense or liability (including legal fees and expenses) incurred by it in connection with the acceptance and administration of the trust and the performance of its duties hereunder, including the costs and expenses and disbursements of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against it for which it may seek indemnity; provided, however, that the failure to give the Company any notice of any claim shall not in any way affect the rights of the Trustee hereunder to indemnification for such claim. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee or any predecessor Trustee to the extent due to its own negligence, willful misconduct or bad faith.

         To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of or interest or Additional Amounts, if any, on the Securities.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01 (e) and (f) occurs, the expenses and the compensation for services are intended to constitute expenses of administration under any Bankruptcy Law. The term "Bankruptcy Law" means Title 11, U.S. Code.

         The provisions of this Section 7.07 shall survive termination of this Indenture or the resignation and removal of the Trustee.

         For purposes of this Section, the term "Trustee" shall include any predecessor Trustee, provided that any Trustee hereunder shall not be liable for the willful misconduct, negligence or bad faith of any other Trustee hereunder.

         Section 7.08.  REPLACEMENT OF TRUSTEE.

         The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the Outstanding Securities may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee with respect to the Securities. The Company may by or pursuant to a Board Resolution remove the Trustee with respect to all Securities if:

                  (1)      the Trustee fails to comply with Section 7.10;

                  (2)      the Trustee is adjudged bankrupt or insolvent;

                  (3) a receiver or other public officer takes charge of the Trustee or its property; or

                  (4)      the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. As soon as possible after that, the retiring Trustee shall, upon payment of its charges, transfer all property held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall give notice of its succession to each Holder of Securities.

         If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, at the Company's expense, the Company or the Holders of a majority in principal amount of the Outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         Section 7.09.  SUCCESSOR TRUSTEE BY MERGER, ETC.

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

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee, provided such corporation shall be otherwise qualified and eligible under this article.

         Section 7.10.  ELIGIBILITY; DISQUALIFICATION.

         The Trustee shall at all times satisfy the requirements of TIA
Section 310(a)(1). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. If any series of Securities is admitted to trading on the New York Stock Exchange, Inc., or any successor thereto, the Trustee shall maintain an office or agency in The Borough of Manhattan, The City of New York, New York as long as such series of Securities shall be so admitted. The Trustee shall comply with TIA Section 310(b).

         Section 7.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated. For the purposes of Section 311(b) of the Trust Indenture Act:
(a) the term "cash transaction" shall have the meaning provided in Rule 11(b)-4 under the Trust Indenture Act, and (b) the term"self-liquidating paper" shall have the meaning provided in Rule 11(b)-6 under the Trust Indenture Act.

                                  ARTICLE EIGHT
                             DISCHARGE OF INDENTURE

         Section 8.01.  TERMINATION OF THE COMPANY'S OBLIGATIONS.

         The Company may terminate all of its obligations under the Securities of any series and this Indenture with respect to such series if all Securities of such series previously authenticated and delivered (other than destroyed, lost or stolen Securities of such series which have been replaced or paid) and all coupons appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 2.06, (ii) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07, and (iii) Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 4.03 or 8.04) have been delivered to the Trustee for cancellation or if:

                  (1) the Securities of such series mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption;

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

                  (2) the Company irrevocably deposits in trust with the Trustee money or Government Obligations sufficient to pay principal of and any interest and Additional Amounts on the Securities of such series to maturity or redemption, as the case may be (other than moneys paid to the Company or discharged from trust in accordance with Section 4.03 or 8.04); and

                  (3) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         The Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 7.07, 7.08, and 8.03 with respect to the Securities of such series, however, shall survive so long as any principal of, interest, if any, or any Additional Amounts on the Securities of such series, and coupons appertaining thereto, remains unpaid. Thereafter the Company's obligations in Section 7.07 shall survive.

         After a deposit of such moneys, and delivery of the Officers' Certificate and Opinion of Counsel required by clause (3) above, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities of such series and this Indenture with respect to the Securities of such series except for those surviving obligations specified above.

         Section 8.02. TERMINATION OF THE COMPANY'S OBLIGATIONS UNDER CERTAIN CIRCUMSTANCES.

         Unless otherwise provided in a Board Resolution of the Company delivered to the Trustee pursuant to Section 2.01 or an indenture supplemental hereto with respect to the Securities of any series, the Company, at its option, either (a) shall be deemed to have been Discharged (as defined below) from its obligations with respect to the Securities of any series, and coupons appertaining thereto, on the ninety-first day after the applicable conditions set forth below have been satisfied or (b) shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 4.04, 4.05, 4.06 and 4.07 and Sections 6.01 and 6.02 as they relate to Section 6.01(d), with respect to the Securities of any series and any coupons appertaining thereto and any other covenants provided in the Board Resolution of the Company (except Section 7.07) delivered to the Trustee pursuant to Section 2.01 or an indenture supplemental hereto with respect to the Securities of such series and any coupons appertaining thereto at any time after the applicable conditions set forth below have been satisfied:

                  (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series and any coupons appertaining thereto (A) money in an amount, or (B) Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day (or, if such day is a Legal Holiday, the first day preceding such day which is not a Legal

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

Holiday) before the due date of any payment, money in an amount, or (C) a combination of (A) and (B), sufficient, in the opinion of a recognized firm of Independent Public Accountants selected by the Company expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including mandatory sinking fund payments) of, and interest, if any, and Additional Amounts, if any, on the Outstanding Securities of such series on the dates such installments of principal, interest, if any, and Additional Amounts, if any, are due (taking into account any redemption pursuant to optional sinking fund payments notice of which redemption is provided to the Trustee at the time of the deposit referred to in this paragraph (1));

                  (2) if the Securities of such series are then listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this paragraph would not cause such Securities to be delisted;

                  (3) no Event of Default, or event which with the giving of notice or lapse of time, or both, would become an Event of Default, with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit and the Company shall have furnished to the Trustee an Officers' Certificate to such effect; and

                  (4) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of the exercise of the option under this
Section 8.02 and will be subject to United States Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, and, in the case of Securities being Discharged, such opinion shall be accompanied by a private letter ruling to that effect received from the United States Internal Revenue Service or a revenue ruling pertaining to a comparable form of transaction to that effect published by the United States Internal Revenue Service.

         "Discharged" means, for purposes of this Section 8.02, that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of any series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company, shall execute such instruments as may be requested by the Company acknowledging the same), except (A) the rights of Holders of Securities of such series or the coupons, if any, appertaining thereto, as the case may be, to receive, solely from the trust fund described above, payment of the principal of and interest, if any, and Additional Amounts, if any, on such Securities when such payments are due; (B) the Company's obligations with respect to such Securities under Sections 2.03, 2.04, 2.05, 2.06, 2.07, 7.07,
7.08 and 8.03; and (C) the rights, powers, duties and immunities of the Trustee hereunder. Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company to the Trustee and any predecessor Trustee under Section 7.07 shall survive.

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

         Section 8.03.  APPLICATION OF TRUST MONEY.

         All moneys and Government Obligations deposited with the Trustee pursuant to Sections 8.01 and 8.02 and, with respect to Government Obligations, the principal and interest in respect thereof, with respect to Securities of any series shall be held irrevocably in trust and applied by it to the payment in accordance with the provisions of the Securities of such series and this Indenture, either directly or through any Paying Agent for the Securities of that series (including the Company if acting as its own Paying Agent), to the Holders of the Securities of such series or the coupons, if any, appertaining thereto, as the case may be, for the payment or redemption of which such money has been deposited with the Trustee, of all sums due and to become due thereon for principal, interest, if any, and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

         Section 8.04.  REPAYMENT TO COMPANY.

         The Trustee and the Paying Agent shall promptly pay to the Company upon delivery of a Company Order any excess money or securities held by them at any time under this Article Eight. Any money deposited with the Trustee or any Paying Agent, or then held by the Company, under this Article Eight in trust for the payment of the principal of, interest or Additional Amounts, if any, on any Security and remaining unclaimed for two years after such principal, interest or Additional Amounts have become due and payable shall be paid to the Company on request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

         Section 8.05.  INDEMNITY FOR GOVERNMENT OBLIGATIONS.

         The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited Government Obligations or the principal and interest received on such Government Obligations.

                                  ARTICLE NINE
                     AMENDMENTS, SUPPLEMENTS AND WAIVERS

         Section 9.01.  WITHOUT CONSENT OF HOLDERS.

         The Company, when authorized by a Board Resolution, and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

         (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

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

         (b) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Five;

         (c) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of Securities or coupons appertaining thereto, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default.

         (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provisions as the Board of Directors may deem necessary or desirable, provided that no such action shall adversely affect the interests of the Holders of the Securities or coupons appertaining thereto;

          (e) to establish the form or terms of Securities of any series or of the coupons appertaining to such Securities as permitted by Section 2.01;

         (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series;

         (g) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions (including restrictions relating to payment in the United States) on the payment of principal of any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit the issuance of Securities in uncertificated form, provided that any such actions shall not adversely affect the interest of the Holders of the Securities of any series or any related coupons in any material respect; or

         (h) to add to, change or eliminate any of the provisions of this Indenture (which addition, change or elimination may apply to one or more series of Securities), provided that any such addition, change or elimination shall neither (A) apply to any Security or any series created

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

prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision.

         The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of
Section 9.02.

         Section 9.02.  WITH CONSENT OF HOLDERS.

         With the consent of the Holders of not less than a majority of the principal amount of the Securities at the time Outstanding in each series affected by such supplemental indenture (voting as one class), the Company, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series or of the coupons appertaining to such Securities; provided, that no such supplemental indenture shall, without the consent of each Securityholder affected:

                  (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver or reduce the requirements of
Section 11.09 establishing a quorum or voting or amend this Section 9.02;

                  (2) reduce the rate or rates of or extend the time for payment of interest or Additional Amounts, if any, on any Security;

                  (3) reduce the principal of or extend the fixed maturity of any Security;

                  (4) modify or effect in any manner adverse to the Holders of Securities the terms and conditions of the obligations of the Company hereunder;

                  (5) waive a default in the payment of the principal of or interest or Additional Amounts, if any, on any Security;

                  (6) impair the right to institute suit for the enforcement of any payment on or with respect to any series of Securities;

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

                  (7)      change a Place of Payment; or

                  (8) make any Security payable in currency other than that stated in the Security.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, or of coupons appertaining to such Securities, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or of the coupons appertaining to Securities of such other series.

         It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall give a notice thereof (i) to the Holders of then Outstanding Registered Securities of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security Register, (ii) if any Bearer Securities of a series affected thereby are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee, by mailing a notice thereof by first-class mail to such Holders at such addresses as were so furnished to the Trustee and (iii) if any Bearer Securities of a series affected thereby are then Outstanding, to all Holders thereof, by publication of a notice thereof at least once in an Authorized Newspaper in the Place of Payment, and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure the Trustee to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03.  COMPLIANCE WITH TRUST INDENTURE ACT.

         Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

         Section 9.04.  REVOCATION AND EFFECT OF CONSENTS.

         A consent to an amendment, supplement or waiver to any other action hereunder by a Holder of a Security of any series shall bind the Holder and every subsequent Holder of a Security or portion of a Security of that series that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. Any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a

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

Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver or other action becomes effective.

         After an amendment, supplement or waiver with respect to a series of Securities becomes effective, it shall bind every Holder of Securities of that series.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to take any action under this Indenture by vote or consent. If such record date is fixed, the Company shall notify the Trustee of such date. Such record date shall be the later of 30 days prior to the first solicitation of such consent or vote or the date of the most recent list of Holders of the affected Securities furnished to the Trustee pursuant to Section 2.05 prior to such solicitation. If a record date is fixed, those persons who were Securityholders at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Securityholders after such record date.

         Section 9.05.  NOTATION ON OR EXCHANGE OF SECURITIES.

         If an amendment, supplement or waiver changes the terms of a Security, the Trustee may request the Holder of the Security to deliver it to the Trustee. The Trustee may then place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

         Section 9.06.  TRUSTEE TO SIGN AMENDMENTS, ETC.

         The Trustee shall sign any amendment or supplement authorized pursuant to this Article if the amendment or supplement does not adversely affect the rights, duties, liabilities (present or potential), or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment or supplement, the Trustee shall be entitled to receive and (subject to Sections 7.01 and 7.02) shall be fully protected in relying upon an Opinion of Counsel stating that such amendment or supplement is authorized or permitted by this Indenture.

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                                   ARTICLE TEN
                      REPAYMENT AT THE OPTION OF HOLDERS

         Section 10.01.  APPLICABILITY OF ARTICLE.

         Securities of any series which are repayable at the option of the Holders thereof before their maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their maturity shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be canceled. Notwithstanding anything to the contrary contained in this Article Ten, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

                                 ARTICLE ELEVEN
                        CONCERNING THE SECURITYHOLDERS

         Section 11.01.  EVIDENCE OF ACTION TAKEN BY SECURITYHOLDERS.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Sections 11.06 through 11.11, or a combination of such instruments such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, be sufficient for any purpose of this Indenture and (subject to Section 7.02) conclusive

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

in favor of the Trustee and the Company, if made in the manner provided in
Section 11.02. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 11.11.

         Section 11.02. PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF SECURITIES.

         The execution of any instrument by a Securityholder or his agent or proxy may be proved in the following manner:

         (a) The fact and date of the execution by any Holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same. The fact of the holding by any Holder of a Bearer Security of any series, and the identifying number of such Security and the date of his holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Bearer Securities of one or more series specified therein. The holding by the person named in any such certificate of any Bearer Security or Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (1) another certificate bearing a later date issued in respect of the same Security or Securities shall be produced, or
(2) the Security or Securities of such series specified in such certificate shall be produced by some other person, or (3) the Security or Securities of such series specified in such certificate shall have ceased to be Outstanding. Subject to Section 7.02, the fact and date of the execution of any such instrument and the amount and numbers of Securities of any series held by the person so executing such instrument and the amount and numbers of any Security or Securities for such series may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for such series or in any other manner which the Trustee for such series may deem sufficient.

         (b) In the case of Registered Securities, the ownership of such Securities shall be proved by the Security Register or by a certificate of the Security Registrar.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor

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

or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to an Officers' Certificate delivered to the Trustee, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite percentage of Outstanding Securities or Outstanding Securities of a series, as the case may be, have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities or Outstanding Securities of the series, as the case may be, shall be computed as of such record date.

         Section 11.03.  HOLDERS TO BE TREATED AS OWNERS.

         The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security Register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on and any Additional Amounts payable in respect of such Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder of any Bearer Security and the Holder of any coupon as the absolute owner of such Bearer Security or coupon (whether or not such Bearer Security or coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security or coupon.

         None of the Company, the Trustee or any paying agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Section 11.04.  SECURITIES OWNED BY COMPANY DEEMED NOT OUTSTANDING.

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

         In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities with respect to which such determination is being made or by any Affiliate of the Company or any such obligor shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described persons; and, subject to Section 7.02, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of such determination.

         Section 11.05.  RIGHT OF REVOCATION OF ACTION TAKEN.

         At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 11.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities affected by such action.

         Section 11.06.  MEETINGS OF HOLDERS.

         A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Section 11.06 to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

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

         Section 11.07.  CALL, NOTICE AND PLACE OF MEETINGS.

         (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 11.06, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in [Boston, Massachusetts] as the Trustee shall determine or, with the approval of the Company, at any other place. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 13.02 not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (b) In case at any time the Company or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 11.06, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, the City of Boston, Massachusetts, or in such other place as shall be determined and approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Subsection (a) of this Section.

         Section 11.08.  PERSONS ENTITLED TO VOTE AT MEETINGS.

         To be entitled to vote at any meeting of Holders of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities or any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         Section 11.09.  QUORUM; ACTION.

         The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case, the meeting may be adjourned for a period determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period determined by the chairman of the

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

meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 11.07(a), except that any such notice by publication need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

         Any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

         Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

         Section 11.10. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

         (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holdings of Securities shall be proved in the manner specified in Section 11.02 and the appointment of any proxy shall be provided in the manner specified in Section 11.02 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 11.02 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 11.02 or other proof.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 11.07(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be

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

elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

         (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect to any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of Securities of such series or proxy.

         (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 11.07 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

         Section 11.11.  COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

         The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed signatures of the Holders of Securities of such series or their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in
Section 11.07 and, if applicable, Section 11.09. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                 ARTICLE TWELVE
                                 SINKING FUNDS

         Section 12.01.  APPLICABILITY OF ARTICLE.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required by any form of Security of such series issued pursuant to this Indenture.

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

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is referred to in this Article Twelve as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

         Section 12.02.  SATISFACTION OF SINKING FUND PAYMENTS WITH
SECURITIES.

         The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series to be made pursuant to the terms of such Securities as provided for by the terms of such series (1) deliver Outstanding Securities of such series (other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the Company), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that such series of Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 12.02, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company request, and such cash payment shall be held by the Trustee or a Paying Agent for Securities of that series and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

         Section 12.03.  REDEMPTION OF SECURITIES FOR SINKING FUND.

         Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 12.02, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking

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

fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified.

         Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.05 and 3.06.

                                ARTICLE THIRTEEN
                                 MISCELLANEOUS

         Section 13.01.  TRUST INDENTURE ACT CONTROLS.

         If any provision of this Indenture limits, qualifies, or conflicts with the duties which are required to be included in this Indenture by the TIA Section 310 to 317, inclusive, such duties set forth in the TIA shall control.

         Section 13.02.  NOTICES.

         Except as otherwise expressly provided herein or in the form of Securities of any particular series pursuant to the provisions of this Indenture, any notice or communication shall be sufficiently given if in writing and delivered in Person, sent by facsimile (with original to follow by first-class mail) or mailed by first-class mail, postage prepaid, addressed as follows:

         if to the Company:

         Sierra Pacific Resources
         P.O. Box 30150 (6100 Neil Road)
         Reno, Nevada  89520-3150
         Attention:  Director of Finance

         with a copy to:

         Choate, Hall & Stewart
         Exchange Place
         53 State Street
         Boston, Massachusetts  02109-2891
         Attention:  William C. Rogers, Esq.

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

         if to the Trustee:

         The Bank of New York
         101 Barclay Street, Floor 21W
         New York, New York  10286
         Attention: Corporate Trust Trustee Administration
         Re: Sierra Pacific Resources

         The Company or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Holder of a Registered Security shall be mailed to him by first class mail at his address as it appears on the Security Register and shall be sufficiently given to him if so mailed within the time prescribed. Failure to mail a notice or communication to a Holder of any Registered Security or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         In case, by reason of the suspension of regular mail service or by reason of any other cause, it shall be impossible to mail any notice as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

         Any notice required or permitted to be given to a Holder of Bearer Securities of any series shall be deemed to be properly given if such notice is published in an Authorized Newspaper on two separate days within the time prescribed.

         In case, by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause, it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

         Where this Indenture provides for notice in any manner, such notice may be waived, in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

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

         Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company so elects, any published notice may be in an official language of the country of publication.

         Section 13.03.  COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

         Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

         Section 13.04.  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture (except that, in the case of any request or application as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular request or application, no additional certificate or opinion need be furnished), the Company shall furnish to the Trustee:

                  (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Section 13.05.  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition and the definitions relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

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                  (4)      a statement as to whether or not, in the opinion
of such Person, such condition or covenant has been complied with.

         Section 13.06.  WHEN TREASURY SECURITIES DISREGARDED.

         In determining whether the Holders of the required principal amount of Securities or a series thereof have concurred in any direction, waiver or consent, Securities owned by the Company or any other obligor upon the Securities or by any Affiliate of the Company or such obligor shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to the Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such obligor.

         Section 13.07.  LEGAL HOLIDAYS.

         A "Legal Holiday", except as otherwise provided in the form of Security of any particular series pursuant to the provisions of this Indenture, with respect to any Place of Payment means a Saturday, a Sunday or a day on which banking institutions or trust companies in that Place of Payment are not required to be open. Except as provided otherwise in the applicable Security, if a payment date with respect to such payment is a Legal Holiday at any Place of Payment, payment due on such Security with respect to such Security may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue with respect to such payment for the intervening period.

         Section 13.08.  GOVERNING LAW.

         The laws of the State of New York applicable to contracts made and performed in said state shall govern this Indenture and the Securities and coupons, without regard to choice of law principles. Unless the form of Security provides otherwise, all money or dollar amounts expressed herein or in the Securities refer to United States dollars.

         Section 13.09.  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         Section 13.10.  SUCCESSORS.

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         All agreements of the Company in this Indenture and the Securities shall bind its successor and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successor.

         Section 13.11.  DUPLICATE ORIGINALS.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         Section 13.12.  SECURITIES IN FOREIGN CURRENCIES.

         Wherever this Indenture provides for any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same currency, or any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series, any amount in respect of any Security denominated in a currency other than United States dollars shall be treated for any such action, determination or distribution as that amount of United States dollars that could be obtained for such amount on such reasonable basis of exchange and as of such date as the Company may specify in a written notice to the Trustee, or in the absence of such notice, as the Trustee may determine.

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                                     *****

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                          SIGNATURES

                                          SIERRA PACIFIC RESOURCES, INC.




                                          By: /s/ Mark A. Ruelle
                                             ---------------------------------

                                              Name: Mark A. Ruelle
                                                   ---------------------------

                                              Title: Senior Vice President and
                                                     Chief Financial Officer
                                                    --------------------------


Dated:  as of  May 1, 2000
              ---------------

                                          THE BANK OF NEW YORK, as Trustee

                                          By: /s/ JoAnn Manieri
                                             ---------------------------------

                                              Name: JoAnn Manieri
                                                   ---------------------------

                                              Title: Assistant Vice President
                                                    --------------------------

Dated:  as of  May 1, 2000
              ---------------




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